UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 19, 2008

TECHE HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Louisiana	0-25538	72-1287456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Willow Street, Franklin, Louisiana	70538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐        Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

TECHE HOLDING COMPANY

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01.	Other Events.

On March 19, 2008, the Registrant issued a press release announcing that it had repurchased 129,800 shares of its common stock, par value $.01 per share, in a privately negotiated transaction. A copy of the press release is filed with this Form 8-K as Exhibit 99 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Other Events.

(d)	Exhibits.

99	Press Release dated March 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHE HOLDING COMPANY
/s/ J. L. Chauvin
Date: March 19, 2008	By:	J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer